UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

CRYPTYDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TYDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2023, Cryptyde, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Investor”) for the issuance and sale of a Senior Secured Convertible Note with an initial principal amount of $5,555,000 (the “Note”) at a conversion price of $0.1249 per share of the Company’s common stock, par value $0.001 (the “Common Stock”), and a warrant (the “Warrant”) to purchase up to 44,475,581 shares of Common Stock with an initial exercise price of $0.1249 per share of Common Stock (the “Private Placement”). The purchase price of the Note and the Warrant is $5 million.

In connection with the Private Placement, the Company will enter into or provide a Registration Rights Agreement (the “Registration Rights Agreement”), a Security and Pledge Agreement (the “Pledge Agreement”), and various ancillary certificates, disclosure schedules and exhibits in support thereof prior to the closing of the Securities Purchase Agreement.

Securities Purchase Agreement

The Securities Purchase Agreement provides for the purchase by the Investor and the sale by the Company of the Note and the Warrant. The Securities Purchase Agreement contains representations and warranties of the Company and the Investor that are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Investor. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Securities Purchase Agreement will close upon the satisfaction of certain conditions of the Investor and the Company that are typical for transactions of this type, as well certain other condition including the following:

●	the Company shall have delivered to the Investor a lock up agreement (the “Lock-Up Agreement”), executed by each of the parties identified in the Securities Purchase Agreement;

●	the Company shall have received stockholder approval of a resolution to increase the amount of authorized shares of the Company, and have filed with the Delaware Secretary of State a Certificate of Amendment to the Company’s Certificate of Incorporation causing the increase in the amount of authorized shares of the Company; and

●	the Company, the Investor and the certain creditors of the Company shall have amended, in form and substance satisfactory to the Investor, that certain Subordination Agreement, dated as of September 13, 2022, by and among the Company, the Investor and certain persons identified in that Subordination Agreement (the “Subordination Agreement Amendment”).

The Securities Purchase Agreement also obligates the Company to indemnify the Investor for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Company or any subsidiary of the Company, (2) any breach of any obligation of the Company or, any subsidiary of the Company, of the Securities Purchase Agreement or any agreements and instruments entered into or connection with the Securities Purchase Agreement and (3) certain third party claims.

The Investor or the Company may terminate its obligations under the Securities Purchase Agreement if the closing has not occurred by March 22, 2023, as a result of the other party’s failure to satisfy its closing obligations under the Securities Purchase Agreement.

Senior Secured Convertible Note

The Company shall issue the Note upon the closing. The entire outstanding principal balance and any outstanding fees or interest shall be due and payable in full on January 15, 2024 (“Maturity Date”). The Note shall not bear interest, provided, however, that the Note will bear interest at 18% per annum upon the occurrence of an event of default (as described below).

The Maturity Date may be extended at the sole option of the Investor for so long as certain events of default is continuing or for so long as an event is continuing that if not cured and with the passage of time would result in an event of default.

The Note will be convertible at the option of the Investor into shares of Common Stock at an initial conversion price of $0.1249 per share, subject to adjustment for stock splits, combinations or similar events (each a “Stock Combination Event”). If on the on the fifth trading day immediately following a Stock Combination Event, the conversion price then in effect on such fifth trading day (after giving effect to a proportional adjustment of the conversion price), is greater than the lowest weighted average price of the Common Stock during the twenty consecutive trading day period ending and including the trading day immediately preceding the fifth trading day after such Stock Combination Event (the “Event Market Price”), then the conversion price shall be adjusted to the Event Market Price.

The Note will contain certain limitations on conversion. It provides that no conversion may be made if, after giving effect to the conversion, the Investor would own in excess of 9.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased or decreased to a percentage not to exceed 9.99%, at the option of the Investor, except any increase will not be effective until 61-days’ prior notice to the Company.

The conversion price of the Note will be subject to adjustments for stock splits, combinations or similar events. In addition, the conversion price of the Note will also subject to anti-dilution adjustment which, subject to specified exceptions, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable conversion price, immediately reduces the conversion price of the Note to equal the price at which the Company issues or is deemed to have issued its Common Stock.

The Note will impose penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

The Note will contain events of default that are typical for transactions of this type, as well as the following events:

●	the failure of any registration statement required by the Registration Rights Agreement to be filed within five trading days after the date required by the Registration Rights Agreement or the failure of any such registration statement to become effective within five trading days after the date required by the Registration Rights Agreement;

●	the lapse or unavailability of any registration statement required by the Registration Rights Agreement for more than 5 consecutive trading days or more than an aggregate of 10 trading days in any 365-day period (other than certain allowable grace periods);

●	the suspension from trading or failure of the Common Stock to be listed for trading on an eligible market for more than 2 consecutive trading days or more than an aggregate of 5 trading days in any 365-day period;

●	the failure of the Company to issue shares upon conversion of the Note for more than 2 trading days after the relevant conversion date or a notice of the Company’s intention not to comply with a request for conversion;

●	the failure for 2 consecutive trading days to have reserved for issuance 250% of the full number of shares issuable upon conversion in accordance to the terms of the Note;

●	the failure for 2 trading days to pay the Investor principal, interest, late charges or other amounts when and as due under the Note;

●	the occurrence of any default under, redemption of or acceleration prior to maturity of any indebtedness of the Company or a subsidiary;

●	the invalidity of any material provision of the Security Documents (defined below) or if the enforceability of validity of any material provision of the Security Documents is contested by the Company;

●	the failure of the Security Documents to perfect or maintain the Investor’s first priority security interest; and

●	the failure to comply with certain covenants of the Note.

If there is an event of default, then the Investor has the right to request redemption of all or any portion of the Note, at 130% of the sum of the outstanding principal, interest and late fees to be redeemed, provided that if certain conditions specified in the Note are not satisfied, then the Investor has the right to request redemption of all or any portion of the Note, at 130% of the greater of (i) the sum of the outstanding principal, interest and late fees to be redeemed and (ii) the product of (a) the number of shares into which the Note (including all principal, interest and late fees) subject to redemption may be converted and (b) the greatest closing sale price for the Common Stock beginning on the date immediately preceding the event of default and ending on the date the Company makes the entire payment required to be made upon the redemption provided, however, that if no Cash Release Event (as defined in the Note) has occurred on or prior to the applicable of default redemption date, the principal amount used in calculating the applicable event of default redemption price on such event of default redemption date shall be decreased by the holder’s pro rata portion of $222,000.

The Note will prohibit the Company from entering into certain transactions involving a change of control, unless the successor entity assumes in writing all of the obligations of the Company under the Note and the other transaction documents. In the event of such a transaction, the Investor will have the right to request redemption of the Note, at Redemption Variable Premium (as defined in the Note) of the greater of (i) of the sum of the amount of principal, interest and late fees to be redeemed; and (ii) the product of (x) the sum of the amount of principal, interest and late fees to be redeemed and (y) the quotient determined by dividing (1) the greatest closing sale price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (A) the consummation of the applicable change of control and (B) the public announcement of such change of control and ending on the date the Note Investor delivers a change of control redemption notice, by (2) the Conversion Price; or; (iii) Redemption Variable Premium of the product of (x) the number of shares into which the Note (including all principal, interest and late fees) subject to such redemption may be converted multiplied by (y) the greatest closing sale price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (x) the consummation of the change of control and (y) the public announcement of such change of control and ending on the date the Investor delivers the change of control redemption notice; provided, however, that if no Cash Release Event has occurred on or prior to the applicable change of control redemption date, the principal amount used in calculating the applicable change of control redemption price on such change of control redemption date shall be decreased by the holder’s pro rata portion of $222,000.

If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holder of the Note shall have the right to acquire the same as if it had converted its Note.

The Investor is entitled to receive any dividends paid or distributions made to the holders of the Common Stock on an “as if converted” to Common Stock basis.

The Note will contain a variety of covenants on the part of Company that are typical for transactions of this type, as well as the following covenants:

●	the Note will rank senior to all other indebtedness of the Company, except that certain permitted indebtedness will rank pari passu with the Note;

●	the Company will not incur other indebtedness, except for certain permitted indebtedness;

●	the Company will not incur any liens, except for certain permitted liens;

●	the Company will not, directly or indirectly, redeem or repay all or any portion of any permitted indebtedness if at the time such payment is due or is made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default has occurred and is continuing; and

●	the Company will not redeem, repurchase or pay any dividend or distribution on its Common Stock or any other capital stock.

Warrant to Purchase Shares of Common Stock

The Warrant shall be issued upon closing and will be immediately exercisable and, in the aggregate, will entitle the Investor to timely purchase up to 44,475,581 shares of Common Stock. The Warrant has an initial exercise price of $0.1249 per share payable in cash, or while each share of Common Stock issuable upon exercise of the Warrants is not registered for resale with the SEC or such prospectus is not available for resale, by way of a “cashless exercise” or an “alternative cashless exercise,” at the option of the Investor. An “alternative cashless exercise” will provide the investor with 0.7 shares of Common Stock for each share that would have been issuable to the Investor upon such exercise had the Holder elected to pay the exercise price in cash. The Warrants will expire on the fifth anniversary of its date of issuance. The exercise price of the Warrant is subject to adjustment for a Stock Combination Event. If on the on the fifth trading day immediately following a Stock Combination Event, the exercise price then in effect on such fifth trading day (after giving effect to a proportional adjustment of the exercise price), is greater than the Event Market Price, then the conversion price shall be adjusted to the Event Market Price. Upon each such adjustment of the exercise price hereunder, the number of underlying shares of Common Stock shall, subject to specified exceptions, be increased (but in no event decreased) to the number of shares of Common Stock determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of underlying shares of Common Stock acquirable upon exercise of the Warrant immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

The Warrant will require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Warrant also limitations on exercise, including the limitation that the Investor may not exercise its Warrant to the extent that upon exercise the Investor, together with its affiliates, would own in excess of 9.99% of the Company’s outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days’ notice by the Investor to the Company, of up to 9.99%).

The exercise price of the Warrant and the number of shares issuable upon exercise of the Warrant will be subject to adjustments for stock splits, combinations or similar events. In addition, the exercise price of the Warrant will also subject to anti-dilution adjustment which, subject to specified exceptions, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable exercise price, immediately reduces the exercise price of the Warrant to equal the price at which the Company issues or is deemed to have issued its Common Stock.

The Company may not enter into a fundamental transaction unless the successor entity assumes the obligations of the Company under the Warrant. Upon the occurrence of a fundamental transaction involving a change of control, the holder of the Warrant will have the right to have the Warrant repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrant.

If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holder of the Warrant shall have the right to acquire the same as if it had exercised its Warrant.

The Investor is entitled to receive any dividends paid or distributions made to the holders of the Common Stock on an “as if exercised” to Common Stock basis.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company will agree to file a registration statement with the SEC covering the resale of 250% of the maximum number of shares of Common Stock underlying the Note and 150% of the maximum number of shares of Common Stock underlying the Warrant on or before the 45th calendar day following the closing of the Securities Purchase Agreement (the “Filing Deadline”) and cause such registration statement to be declared effective by the SEC by the earlier to occur of (x) ninety (90) calendar days after the closing date and (y) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such the registration statement will not be reviewed or will not be subject to further review (the “Effectiveness Deadline”). If (i) the registration statement is not filed by the Filing Deadline or declared effective by the Effectiveness Deadline, (ii) the sales of all of the securities required be included on such registration statement cannot be made pursuant to such registration statement, or (iii) the registration statement is not effective for any reason and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2), then the Company shall pay to the Investor in an amount equal to 2% of the aggregate purchase price paid by the Investor on the day of delinquency and each 30th day (pro-rated for periods of less than 30 days) of delinquency thereafter.

Pursuant to the Registration Rights Agreement, the Company must maintain the effectiveness of the registration statement from the effective date until the date on which all securities registered under the registration statement have been sold, or are otherwise able to be sold pursuant to Rule 144 without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, subject to the Company’s right to suspend or defer the use of the registration statement in certain events.

Security Documents

Pursuant to the Securities Purchase Agreement, the Company, and its subsidiaries, as applicable, shall provide guarantee agreements, a pledge agreement, a control agreement and all financing statements, pledges, assignments, opinions of counsel, and all other documents requested by the collateral agent to create, perfect, and continue perfected or to better perfect the collateral agent’s security interest in and liens on all assets of the Company, and in order to fully consummate all of the transactions contemplated hereby and under the other transaction documents.

Placement Agent

Palladium Capital Group, LLC (the “Placement Agent”) acted as placement agent for the Private Placement. For the acting as placement agent in the Private Placement, the Placement Agent is to receive (i) upon closing cash compensation of $400,000 (8% of the gross proceeds to the Company) (ii) upon closing a warrant to purchase up to 3,558,047 shares of Common Stock (8% of the shares of Common Stock underlying the Note).

Attached Agreements

The Securities Purchase Agreement, and forms of the Warrant, the Note, the Registration Rights Agreement, the Lock-Up Agreement, the Pledge and Security Agreement, the Guarantee Agreement and the Subordination Agreement Amendment are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including, without limitation, the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

The foregoing provides only brief descriptions of the material terms of the Securities Purchase Agreement, the Warrant, the Note, the Registration Rights Agreement, the Lock-Up Agreement, the Pledge Agreement, the Guarantee Agreement and the Subordination Agreement Amendment and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of each document filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

The information required to be disclosed under this Item 3.02 is set forth above under Item 1.01.

The Note, the Warrant, and the warrants issued to the Placement Agent will be issued to accredited investors in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated by the SEC thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Securities Purchase Agreement.
10.2	Form of Warrant.
10.3	Form of Note.
10.4*	Form of Registration Rights Agreement.
10.5	Form of Lock-Up Agreement.
10.6*	Form of Pledge and Security Agreement.
10.7	Form of Guarantee Agreement
10.8	Form of Subordination Agreement Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2023

Cryptyde, Inc.

	By:	/s/ Brian McFadden
	Name:	Brian McFadden
	Title:	Chief Executive Officer